Exhibit 99.1

NEWS RELEASE

For more information contact:

FEI Company
Fletcher Chamberlin
Investor Relations
(503) 726-7710

FEI Company Reports Record Bookings and Earnings for the Fourth Quarter of 2006

HILLSBORO, Ore., February 6, 2007 — FEI Company (NASDAQ: FEIC) reported increases in bookings, revenue, earnings and cash for the fourth quarter of 2006.  Bookings and earnings were the highest in the company’s history, and quarterly revenue was the second-highest ever.

Net sales for the quarter ended December 31, 2006 of $140.3 million were up 21% compared to the third quarter of 2006 and 41% compared to the fourth quarter of 2005.  Bookings in the latest quarter totaled $171.7 million, up 16% from the third quarter of 2006 and 50% from the fourth quarter of 2005.  The book-to-bill ratio for the latest quarter was 1.22 to 1.00, and the backlog at the end of the quarter was $305.9 million, of which approximately 90% is expected to ship by the end of 2007.

Income from continuing operations for the fourth quarter of 2006 was $11.9 million, compared with income from continuing operations of $6.9 million in the third quarter of 2006 and a net loss of $30.9 million from continuing operations in last year’s fourth quarter.  Diluted earnings per share from continuing operations in the latest quarter were $0.30, compared with diluted earnings per share of $0.18 from continuing operations in the third quarter of 2006 and a loss per share of $0.92 from continuing operations in the fourth quarter of 2005.  The gross profit margin improved to 42.0% in the fourth quarter of 2006, compared with 40.6% in the third quarter and 28.4% in the prior year’s fourth quarter.  The tax rate from continuing operations for the fourth quarter of 2006 was 22.6%, compared with 32.2% in the third quarter.

During the fourth quarter of 2006, the company sold its small wholly-owned software subsidiary, Knights Technology Inc.  The financial statements for all reporting periods have been recast to

1

reflect the results of Knights Technology as a discontinued operation.  For the fourth quarter of 2006, the company reported an after-tax gain of $2.8 million, equal to $0.06 per diluted share, primarily from the sale of this discontinued operation.  Including the impact of the discontinued operation, net income in the fourth quarter of 2006 was $14.7 million or $0.36 per diluted share.

“We ended 2006 with a strong performance,” said Don Kania, president and CEO of FEI.  “Revenue and earnings exceeded our guidance and were above the prior quarter and the prior year.  Bookings continued to be solid across all of our market divisions, with particular strength in our NanoResearch and Industry market, highlighted by a $11.5 million order from the Technical University of Denmark, the largest single order ever received by the company.  Our gross margin improved to 42%, reflecting increased volume and improved product mix.  We also increased our total cash and cash investment position during the quarter by $40.4 million, due to increased profitability, the sale of Knights and improved working capital utilization.”

For the full year 2006, bookings were $601.4 million, a 34% increase from 2005.  Revenue for 2006 was $479.5 million, up 14% from 2005.  Income from continuing operations for 2006 was $17.7 million or $0.47 per diluted share, compared with a loss from continuing operations of $78.5 million or $2.34 per share in 2005.  Net income for 2006 was $20.0 million or $0.53 per diluted share compared with a net loss of $78.2 million or $2.33 per share in 2005.

Bookings and revenue comparisons for the company’s three market segments and other data are included in the supplementary information attached to this release, along with detailed statements of operations and balance sheets.

The company’s balance sheet remained strong.  Total cash and investments at the end of the quarter were $406.1 million, and convertible debt at the end of the quarter remained unchanged from last quarter at $310.9 million.

First Quarter Guidance

FEI currently expects net sales for the first quarter of 2007 to be in the range of $137 million to $144 million.  Bookings are expected to be approximately $150 million.  Earnings per share are expected to be in the range of $0.27 to $0.32 per share. The company expects a tax rate for the first quarter of approximately 26%.

Investor Conference Call — 2:00 p.m. PST Tuesday, February 6, 2007

Parties interested in listening to FEI’s quarterly conference call may do so by dialing 1-800-240-4186 (domestic, toll-free) or
1-303-262-2211 (international) and asking for the FEI Q4 Earnings

2

call. The call can also be accessed via the web by going to FEI’s Investor Relations page at http://www.fei.com, where the webcast will also be archived. A telephone replay of the call will also be accessible for one month by dialing 1-800-405-2236 (US) or
1-303-590-3000 (international) and entering the access code 11080858#.

About FEI

FEI (Nasdaq: FEIC) is a global leader in providing innovative instruments for nanoscale imaging, analysis and prototyping.  FEI focuses on delivering solutions that provide groundbreaking results and accelerate research, development and manufacturing cycles for its customers in Semiconductor and Data Storage, Academic and Industrial R&D, and Life Sciences markets.  With R&D centers in North America and Europe, and sales and service operations in more than 50 countries around the world, FEI’s Tools for Nanotech™ are bringing the nanoscale within the grasp of leading researchers and manufacturers.  More information can be found online at: www.fei.com.

Safe Harbor Statement

This news release contains forward-looking statements that include our guidance for the first quarter of 2007. Factors that could affect these forward-looking statements include, but are not limited to, the strength of the NanoResearch and Industry, NanoElectronics and NanoBiology segments; cyclical changes in the data storage and semiconductor industries, which are the major components of the NanoElectronics market; fluctuations in foreign exchange, interest and tax rates; our continued ability to maintain deferral accounting of hedge transactions; reduced profitability due to failure to achieve or sustain margin improvement or cost reductions; lower than expected customer orders; cancellation of customer orders; failure of customers to adopt new technologies; increased competition and new product offerings from competitors; lower average sales prices and reduced margins on some product sales due to increased competition; failure of the company’s products and technology to find acceptance with customers; delays in shipping products; changes in the mix of products sold in a quarter; unfavorable business conditions and lack of growth in the general economy, both domestic and foreign; potential restructurings and reorganizations not presently anticipated; reduced sales due to geopolitical risks; changes in trade policies and tariff regulations; changes in the regulatory environment in the nations where we do business; additional research and development expenses; inability to overcome technological barriers; additional selling, general and administrative expenses; additional costs related to future merger and acquisition activity; and failure of the company to achieve anticipated benefits of current or future acquisitions, including failure to achieve financial goals and integrate the acquisitions successfully.  Please also refer to our Form 10-K, Forms 10-Q, Forms 8-K and other filings with the U.S. Securities and Exchange Commission for additional information on these factors and other factors that could cause actual results to differ materially from the forward-looking statements. FEI assumes no duty to update forward-looking statements.

3

FEI Company and Subsidiaries
Consolidated Balance Sheets
(In thousands)
(Unaudited)

	December 31,	October 1,	December 31,
	2006	2006	2005
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$110,656	$92,198	$58,766
Short-term investments in marketable securities	234,202	210,936	156,049
Short-term restricted cash	20,172	26,645	20,140
Receivables	144,955	134,297	96,230
Inventories	97,470	88,830	84,879
Deferred tax assets	4,386	3,911	5,157
Other current assets	33,474	31,605	32,284
Assets of discontinued operations	—	4,863	6,342

Total current assets	645,315	593,285	459,847

Non-current investments in marketable securities	34,900	31,236	44,602

Long-term restricted cash	6,131	4,607	519

Property plant and equipment, net	60,394	58,805	58,807

Purchased technology, net	4,494	4,877	6,354

Goodwill	40,900	40,859	40,902

Deferred tax assets	542	1,440	1,095

Other assets, net	45,403	45,133	43,905

TOTAL	$838,079	$780,242	$656,031

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$45,118	$32,514	$26,186
Current accounts with Philips	—	1,508	1,964
Accrued payroll liabilities	20,736	18,173	9,177
Accrued warranty reserves	5,716	5,087	5,193
Accrued agent commissions	6,175	6,283	8,387
Deferred revenue	48,992	36,100	42,442
Income taxes payable	9,203	12,359	9,021
Accrued restructuring, reorganization and relocation	2,439	3,019	5,274
Other current liabilities	28,577	25,084	22,485
Liabilities of discontinued operations	699	1,529	1,929

Total current liabilities	167,655	141,656	132,058

Convertible debt	310,882	310,882	225,000

Deferred tax liabilities	4,062	2,195	1,947

Other liabilities	5,572	5,664	4,583

SHAREHOLDERS’ EQUITY:
Preferred stock - 500 shares authorized; none issued and outstanding	—	—	—
Common stock - 70,000 shares authorized; 34,051, 33,792 and 33,800 shares issued and outstanding at December 31, 2006, October 1, 2006 and December 31, 2005	348,479	340,315	332,125
Accumulated deficit	(36,041)	(50,695)	(56,081)
Accumulated other comprehensive income	37,470	30,225	16,399

Total shareholders’ equity	349,908	319,845	292,443

TOTAL	$838,079	$780,242	$656,031

FEI Company and Subsidiaries
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Thirteen Weeks Ended			Year Ended
	December 31,	October 1,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005

NET SALES:
Products	$107,822	$84,653	$73,279	$360,643	$311,351
Service and components	32,462	30,949	26,489	$118,848	$108,746
Total net sales	140,284	115,602	99,768	479,491	420,097

COST OF SALES:
Products	58,499	47,085	50,587	197,742	195,834
Service and components	22,880	21,582	20,895	85,303	79,069
Total cost of sales	81,379	68,667	71,482	283,045	274,903

Gross profit	58,905	46,935	28,286	196,446	145,194

OPERATING EXPENSES:
Research and development	16,112	13,907	13,694	57,528	56,577
Selling, general and administrative	28,508	24,434	23,645	100,279	97,460
Amortization of purchased technology	438	510	540	2,034	3,819
CEO severance	—	—	—	9,324	—
Restructuring, reorganization and relocation	(27)	249	4,616	3,285	8,544
Asset impairment	—	—	8,607	465	25,351
Merger costs	—	—	—	484	—
Total operating expenses	45,031	39,100	51,102	173,399	191,751

OPERATING INCOME (LOSS)	13,874	7,835	(22,816)	23,047	(46,557)

OTHER INCOME (EXPENSE):
Interest income	4,154	3,663	2,233	13,150	7,818
Interest expense	(2,110)	(2,018)	(1,461)	(7,355)	(9,342)
Gain (loss) on investment disposals and impairment, net	—	1,374	(5,638)	1,374	(6,408)
Other expense, net	(538)	(650)	(1,063)	(2,097)	(1,900)
Total other income (expense), net	1,506	2,369	(5,929)	5,072	(9,832)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES	15,380	10,204	(28,745)	28,119	(56,389)

INCOME TAX EXPENSE	3,481	3,284	2,109	10,467	22,071

INCOME (LOSS) FROM CONTINUING OPERATIONS	11,899	6,920	(30,854)	17,652	(78,460)

DISCONTINUED OPERATIONS
(Loss) income from discontinued operations, net of income taxes	(580)	(412)	161	(947)	302
Gain (loss) on disposal, net of income taxes	3,335	—	—	3,335	—
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	2,755	(412)	161	2,388	302

NET INCOME (LOSS)	$14,654	$6,508	$(30,693)	$20,040	$(78,158)

BASIC NET INCOME (LOSS) PER SHARE DATA:
From continuing operations	$0.35	$0.20	$(0.92)	$0.52	$(2.34)
From discontinued operations	$0.08	$(0.01)	$0.00	$0.07	$0.01

DILUTED NET INCOME (LOSS) PER SHARE DATA:
From continuing operations	$0.30	$0.18	$(0.92)	$0.47	$(2.34)
From discontinued operations	$0.06	$(0.01)	$0.00	$0.06	$0.01

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	33,886	33,752	33,718	33,818	33,595
Diluted	44,058	39,572	33,718	39,746	33,595

FEI Company and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	Thirteen Weeks Ended (1)			Year Ended (1)
	December 31,	October 1,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005

NET SALES:
Products	76.9%	73.2%	73.4%	75.2%	74.1%
Service	23.1%	26.8%	26.6%	24.8%	25.9%
Total net sales	100.0%	100.0%	100.0%	100.0%	100.0%

COST OF SALES:
Products	41.7%	40.7%	50.7%	41.2%	46.6%
Service	16.3%	18.7%	20.9%	17.8%	18.8%
Total cost of sales	58.0%	59.4%	71.6%	59.0%	65.4%

Gross profit	42.0%	40.6%	28.4%	41.0%	34.6%

OPERATING EXPENSES:
Research and development	11.5%	12.0%	13.7%	12.0%	13.5%
Selling, general and administrative	20.3%	21.1%	23.7%	20.9%	23.2%
Amortization of purchased technology	0.3%	0.4%	0.5%	0.4%	0.9%
CEO severance	0.0%	0.0%	0.0%	1.9%	0.0%
Restructuring, reorganization and relocation	0.0%	0.3%	4.6%	0.7%	2.0%
Asset impairment	0.0%	0.0%	8.6%	0.1%	6.0%
Merger costs	0.0%	0.0%	0.0%	0.1%	0.0%
Total operating expenses	32.1%	33.8%	51.2%	36.2%	45.6%

OPERATING INCOME (LOSS)	9.9%	6.8%	-22.9%	4.8%	-11.1%

OTHER INCOME (EXPENSE):
Interest income	3.0%	3.2%	2.2%	2.7%	1.9%
Interest expense	-1.5%	-1.7%	-1.5%	-1.5%	-2.2%
Gain (loss) on investment disposals and impairment, net	0.0%	1.2%	-5.7%	0.3%	-1.5%
Other expense, net	-0.4%	-0.6%	-1.1%	-0.4%	-0.5%
Total other expense, net	1.1%	2.0%	-5.9%	1.1%	-2.3%

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES	11.0%	8.8%	-28.8%	5.9%	-13.4%

INCOME TAX EXPENSE	2.5%	2.8%	2.1%	2.2%	5.3%

INCOME (LOSS) FROM CONTINUING OPERATIONS	8.5%	6.0%	-30.9%	3.7%	-18.7%

DISCONTINUED OPERATIONS
Income (loss) from discontinued operations, net of income taxes	-0.4%	-0.4%	0.2%	-0.2%	0.1%
Gain (loss) on disposal, net of income taxes	2.4%	0.0%	0.0%	0.7%	0.0%
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	2.0%	-0.4%	0.2%	0.5%	0.1%

NET INCOME (LOSS)	10.4%	5.6%	-30.8%	4.2%	-18.6%

(1) Percentages may not add due to rounding.

FEI COMPANY
Supplemental Data Table 1
($ in millions, except per share amounts)
(Unaudited)

	Q4 Ended	Q3 Ended	Q4 Ended
	12/31/2006	10/1/2006	12/31/2005
Income Statement Highlights
Consolidated sales	$140.3	$115.6	$99.8
Gross margin	42.0%	40.6%	28.4%
R&D spending	$16.1	$13.9	$13.7
R&D (% of sales)	11.5%	12.0%	13.7%
SG&A	$28.5	$24.4	$23.6
SG&A (% of sales)	20.3%	21.1%	23.7%
Stock compensation expense - COGS	$0.2	$0.2	$0.0
Stock compensation expense - R&D	$0.2	$0.2	$0.0
Stock compensation expense - SG&A	$1.4	$1.1	$0.0
Net income (loss) from continuing operations	$11.9	$6.9	$(30.9)
Net income (loss) from discontinued operations	$2.8	$(0.4)	$0.2
Net income (loss)	$14.7	$6.5	$(30.7)
Diluted earnings (loss) per share from continuing operations	$0.30	$0.18	$(0.92)
Diluted earnings (loss) per share from discontinued operations	$0.06	$(0.01)	$0.00
Sales by Market Segment
NanoElectronics	$42.4	$33.7	$24.6
NanoResearch & Industry	$55.3	$37.6	$40.8
NanoBiology	$10.1	$13.3	$7.9
Service and Components	$32.5	$31.0	$26.5
Sales by Geography
North America	$49.9	$43.8	$31.9
Europe	$52.2	$49.3	$31.5
Asia Pacific	$38.2	$22.5	$36.4
Bookings
Total	$171.7	$148.3	$114.4
Book to bill ratio	1.22	1.28	1.15
Backlog - total	$305.9	$274.5	$184.0
Backlog - Service and Components	$46.8	$46.2	$38.5
Bookings by Market Segment
NanoElectronics	$49.7	$51.5	$35.2
NanoResearch & Industry	$65.1	$43.2	$43.8
NanoBiology	$23.9	$23.4	$11.1
Service and Components	$33.0	$30.2	$24.3
Balance Sheet Highlights
Cash, equivalents, investments, restricted cash	$406.1	$365.6	$280.1
Operating cash generated (used)	$26.5	$(5.3)	$5.8
Accounts receivable	$145.0	$134.3	$96.2
Days sales outstanding (DSO)	94	106	88
Inventory turnover	3.5	3.1	2.9
Inventories	$97.5	$88.8	$84.9
Property, plant and equipment	$60.4	$58.8	$58.8
Fixed asset investment (during quarter)	$2.1	$2.0	$3.3
Depreciation expense	$3.3	$3.3	$3.3
Current liabilities	$167.7	$141.7	$132.1
Working capital	$477.7	$451.6	$327.8
Shareholders’ equity	$349.9	$319.8	$292.4
Headcount (permanent and temporary)	1,683	1,705	1,674